UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2005

IT&E International Group
(Exact name of registrant as specified in its charter)

Nevada	000-50095	77-0436157
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

505 Lomas Santa Fe Drive, Suite 200, Solana Beach, California	92075
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 858-366-0970

_________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

        The registrant filed a Current Report on Form 8-K (the “8-K”) with the Securities and Exchange Commission on November 16, 2005, relating to, among other things, the private placement of the registrant’s senior secured convertible promissory notes with certain purchasers as set forth therein. This amended Current Report on Form 8-K/A is being filed solely to amend Section 9.01(d) of the 8-K to include Exhibit 10.16, an Advisory Agreement dated November 9, 2005 between the registrant and ComVest Advisors LLC.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits

Number	Description
2.1	Asset Purchase Agreement dated November 9, 2005 between the registrant, Millennix, Inc. and Gene Resnick, M.D.*

4.4	Form of Senior Secured Promissory Note*

4.5	Form of Warrant*

10.4	Amendment dated November 9, 2005 between the registrant and Laurus Master Fund Ltd.*

10.5	Securities Purchase Agreement dated November 9, 2005 between the registrant, ComVest Investment Partners II LLC and the additional purchasers set forth on the signature pages thereto*

10.6	Registration Rights Agreement dated November 9, 2005 between the registrant, ComVest Investment Partners II LLC and the additional purchasers set forth on the signature pages thereto*

10.7	Security Agreement dated November 9, 2005, between the registrant, ComVest Investment Partners II LLC and the additional secured parties set forth in the signature pages thereto*

10.8	Form of Officer, Director and Securityholder Lock-Up Agreement*

10.9	Indemnity Escrow Agreement dated November 9, 2005 between the registrant and Gene Resnick, M.D.*

10.10	Registration Rights Agreement dated November 9, 2005 between the registrant and Gene Resnick, M.D.*

10.11	Employment Agreement dated November 9, 2005 between the registrant and Peter Sollenne*

10.12	Employment Agreement dated November 9, 2005 between the registrant and Anthony Allocca*

10.13	Employment Agreement dated November 9, 2005 between the registrant and Kelly Alberts*

10.14	Employment Agreement dated November 9, 2005 between the registrant and David Vandertie*

10.15	Employment Agreement dated November 9, 2005 between the registrant and Gene Resnick, M.D.*

10.16	Advisory Agreement dated November 9, 2005 between the registrant and ComVest Advisors LLC

* Previously filed on the Company’s Current Report on Form 8-K filed on November 16, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IT&E International Group
By: /s/ Peter Sollenne
Peter Sollenne
Chief Executive Officer

Dated: January 4, 2006